INDEMNITY AGREEMENT THIS AGREEMENT made as of the day of , 202 . BETWEEN BLACKBERRY LIMITED, a corporation existing under the laws of Ontario (hereinafter called "BlackBerry") - and - [NAME OF DIRECTOR/OFFICER] (hereinafter called the "Indemnified Party") WHEREAS: (A) The Indemnified Party: (i) is a director of BlackBerry; and/or (ii) is an officer of BlackBerry as determined by the Board of Directors of BlackBerry, or as defined under the Act; and/or (iii) is, at the request of BlackBerry, a director or officer of, or is acting in a similar capacity for, a body corporate, partnership, unincorporated association, limited liability company, unincorporated syndicate, unincorporated organization, joint venture, trust or other entity (each an "Associated Entity"); (B) It is essential to BlackBerry to attract and retain as directors and officers the most capable persons available; (C) Both BlackBerry and the Indemnified Party recognize the increased risk of litigation and other claims being asserted against directors and officers in today's environment; (D) BlackBerry's Amended and Restated By-law No. 3 requires BlackBerry to indemnify its directors and officers, former directors and officers, and persons who act or have acted at BlackBerry's request as a director or officer of an Associated Entity, and the Indemnified Party has agreed to serve or has agreed to continue to serve, as a director or officer of BlackBerry and/or an Associated Entity in part in reliance on such By-law; and (E) In recognition of the need to substantially protect the Indemnified Party against personal liability in consideration of the Indemnified Party's service to BlackBerry and the Indemnified Party's reliance on the By-law, and in part to provide the Indemnified Party with specific contractual assurance that the protection promised by the By-law will be available to the Indemnified Party (regardless of, among other things, any amendment to or revocation of the By-law (or any part thereof) or any change in the composition of BlackBerry's Board of Directors or an acquisition transaction relating to BlackBerry), BlackBerry wishes to provide in this Agreement for the indemnification of, and the

- 2 - advancing of expenses to, the Indemnified Party to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement; NOW THEREFORE, in consideration of the sum of $1.00 now given by the Indemnified Party to BlackBerry, and the Indemnified Party agreeing to serve or agreeing to continue to serve BlackBerry or an Associated Entity, and of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof is mutually acknowledged, and intending to be legally bound hereby, the Indemnified Party and BlackBerry covenant and agree as follows: 1. Definitions Whenever used in this Agreement, the following words and terms shall have the meanings set out below: (a) "Act" means the Business Corporations Act (Ontario), as the same exists on the date hereof or may hereafter be amended from time to time; (b) "Agreement" means this agreement, including all amendments or restatements and references to "Section" mean the specified Section of this Agreement; (c) "Costs" includes, without limitation, all costs, charges, expenses, losses, liabilities, damages, taxes (other than on any fees or other form of compensation paid in connection with the Indemnified Party's service), fees (including any legal, professional, expert witness or advisory fees or disbursements and any retainers paid in advance of the delivery of such legal, professional, expert witness or advisory services), amounts paid to settle or dispose of any Proceeding or satisfy any judgments, awards, fines, statutory obligations or penalties, and in each case whether incurred alone or jointly with others, including any amounts which the Indemnified Party may reasonably suffer, sustain, incur or be required to pay or forgo in respect of any investigation, monitoring, defence, settlement or appeal of, being a witness in, or preparation for, any Proceeding (including without limitation any amounts paid or deposited as security for costs), or in connection with any action to establish a right to indemnification under this Agreement; (d) "director or officer" includes an agent, fiduciary, partner, trustee or other individual who holds an office or performs a function for an Associated Entity similar to an office held or function performed by a director or officer of a corporation; (e) "Parties" means BlackBerry and the Indemnified Party collectively and "Party" means any one of them; and (f) "Proceeding" means any claim, action, suit, application, litigation, arbitration, charge, complaint, prosecution, assessment, reassessment, audit, inspection, investigation (including any internal investigation), inquiry, hearing or proceeding of any nature or kind whatsoever, whether civil, criminal, administrative, or otherwise, and whether filed, brought, threatened or completed, in any way

- 3 - related to the fact that the Indemnified Party is or was a director, officer, employee, agent, fiduciary, partner or trustee of BlackBerry or an Associated Entity, including a claim or other proceeding brought by the Indemnified Party against BlackBerry for the purpose of enforcing this Agreement or brought by or on behalf of BlackBerry against the Indemnified Party. 2. Duty of Care In accordance with the provisions of the Act, the Indemnified Party, in exercising his or her powers and discharging his or her duties as a director or officer of BlackBerry or, as the case may be, an Associated Entity, shall: (a) comply with his or her duty to act honestly and in good faith with a view to the best interests of BlackBerry or, as the case may be, an Associated Entity; and (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. 3. Indemnity (a) Except in respect of an action by or on behalf of BlackBerry or an Associated Entity to which Section 3(b) applies, BlackBerry shall, to the full extent permitted by law, indemnify and save harmless the Indemnified Party and his or her heirs and legal representatives against the full amount of any and all Costs that the Indemnified Party may reasonably suffer, sustain, incur or be required to pay in respect of any Proceeding affecting the Indemnified Party or in which the Indemnified Party is required by law to participate or in which the Indemnified Party participates at the request of BlackBerry or in which the Indemnified Party chooses to participate (including choosing to participate in such Proceeding based on his or her reasonable belief that he or she may be subsequently named in that Proceeding or any Proceeding relating to it) if: (i) the Indemnified Party has complied with his or her duty to act honestly and in good faith with a view to the best interests of BlackBerry or, as the case may be, an Associated Entity; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that his or her conduct was lawful (collectively, the "Indemnification Conditions"). (b) In respect of any Proceeding by or on behalf of BlackBerry or an Associated Entity to procure a judgment in its favour to which the Indemnified Party is made a party because of the Indemnified Party's association with BlackBerry or an Associated Entity, BlackBerry shall make application at its expense for approval of the court to indemnify and save harmless the Indemnified Party and his or her heirs and legal representatives against all Costs reasonably incurred by him or her in connection with such Proceeding, subject to a majority vote of a quorum of

- 4 - disinterested directors (or independent outside legal counsel if such a quorum is not obtainable) determining that the Indemnified Party has fulfilled the Indemnification Conditions. The Indemnified Party may require BlackBerry to make such a court application to approve the interim advance of Costs pursuant to Section 4 of this Agreement before final determination of the action. (c) Despite Section 3(a), BlackBerry shall, to the full extent permitted by law, indemnify and save harmless the Indemnified Party, his or her heirs and legal representatives against all Costs reasonably incurred by the Indemnified Party in connection with the defence of any Proceeding, if: (i) he or she was not judged by a court or other competent authority to have committed any fault or omitted to do anything that he or she ought to have done; and (ii) he or she fulfils the Indemnification Conditions. 4. Advances BlackBerry shall, upon request by the Indemnified Party in accordance with the procedures in Section 9 make advances to the Indemnified Party of funds necessary for the payment of all Costs (including any Costs reasonably anticipated by the Indemnified Party to be incurred within a reasonable time of such request) of any Proceeding prior to the resolution of the merits of such Proceeding. Any amounts advanced hereunder shall be unsecured and shall bear no interest. If a court of competent jurisdiction ultimately determines in a final judgment that is or has become non-appealable that the Indemnified Party was not entitled to be so indemnified, or was not entitled to be fully so indemnified, the Indemnified Party shall repay to BlackBerry promptly after such ultimate determination, such Costs or the appropriate portion thereof, so advanced by BlackBerry. 5. No Presumption as to Absence of Good Faith (a) The determination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of "nolo contendere", or its equivalent, shall not, of itself, create any presumption for the purposes of this Agreement that the Indemnified Party (i) did not comply with any particular standard of conduct, including without limitation the Indemnification Conditions, or (ii) did have any particular belief, or (iii) that a court has determined that indemnification is not permitted by applicable law. (b) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of BlackBerry or any other entity will not be imputed to the Indemnified Party for purposes of determining the Indemnified Party's right to indemnification under this Agreement. (c) For the purposes of this Agreement, (i) the Indemnified Party shall be presumed to have met the Indemnification Conditions, and (ii) BlackBerry will have the

- 5 - burden of establishing that the Indemnified Party is not entitled to be indemnified under this Agreement for any Costs BlackBerry wishes to challenge or recover. 6. Exclusions Notwithstanding any other provision of this Agreement, BlackBerry shall not be obligated to indemnify the Indemnified Party: (a) in connection with any Proceeding initiated by the Indemnified Party against BlackBerry and/or an Associated Entity, unless such Proceeding (i) was authorized in advance, or consented to, by BlackBerry's board of directors or (ii) relates to the Indemnified Party's enforcement of its rights under this Agreement, including without limitation to establish a right to indemnification under this Agreement or to receive Costs under Section 4. BlackBerry's obligation to indemnify the Indemnified Party in 6(a) (ii), above, shall cease immediately upon, and solely to the extent that, a court of competent jurisdiction shall have ultimately determined in a final judgment that is or has become non-appealable that the Indemnified Party does not have the rights claimed in such Proceeding; (b) in connection with any Proceeding initiated by the Indemnified Party against any director and/or officer of BlackBerry or an Associated Entity, unless (i) BlackBerry or the Associated Entity, as the case may be, has joined in or consented to the initiation of such Proceeding or (ii) the Proceeding relates to the Indemnified Party's enforcement of its rights under this Agreement, including without limitation to establish a right to indemnification under this Agreement or to receive Costs under Section 4. BlackBerry's obligation to indemnify the Indemnified Party in 6(b)(ii), above, shall cease immediately upon, and solely to the extent that, a court of competent jurisdiction shall have ultimately determined in a final judgment that is or has become non-appealable that the Indemnified Party does not have the rights claimed in such Proceeding; (c) to the extent any such indemnification is prohibited by the Act or other applicable law; or (d) to the extent that the Indemnified Party actually received amounts otherwise payable hereunder pursuant to any insurance purchased or maintained for the benefit of the Indemnified Party pursuant to Section 7. 7. Insurance (a) BlackBerry agrees to purchase and maintain or cause to be purchased and maintained, while the Indemnified Party remains a director or officer of BlackBerry or an Associated Entity, insurance for the benefit of the Indemnified Party against any liability incurred by the Indemnified Party related to the fact that the Indemnified Party is or was a director, officer, employee, agent, fiduciary, partner or trustee of BlackBerry or an Associated Entity on terms no less favourable in terms of coverage and amounts, to the extent permitted by law and available on reasonable commercial terms, than those in place for comparable

- 6 - North American public companies. BlackBerry shall continue to purchase and maintain such insurance for the benefit of the Indemnified Party for a minimum period of 6 years after such Indemnified Party ceases to be a director or officer of BlackBerry or an Associated Entity, such that the Indemnified Party's insurance coverage is, at all times, the same or on terms no less favourable than any insurance coverage BlackBerry purchases and maintains for the benefit of its then current directors and officers, from time to time. Such insurance and any material change to the terms of such insurance, including coverage and amounts, shall be approved by BlackBerry's board of directors. (b) Within 14 days of a written request by the Indemnified Party, BlackBerry agrees to provide evidence to the Indemnified Party during the term for which BlackBerry is obligated to maintain such insurance under the terms hereof, that it has the insurance required under the terms of this Agreement and that it has paid the applicable premium(s) for such insurance and shall, if requested by the Indemnified Party in writing, provide the Indemnified Party with a copy of the relevant insurance policy. (c) BlackBerry will also advise the Indemnified Party promptly after it becomes aware of any material change in or withdrawal or lapse in coverage of any insurance purchased or maintained by BlackBerry, details of any Proceeding made under such insurance that involves, or is reasonably anticipated by BlackBerry to involve, the Indemnified Party and the triggering of any extended reporting period applicable to any such insurance. (d) The Indemnified Party is entitled to full indemnification as agreed hereto notwithstanding any deductible amounts or policy limits contained in any such insurance policy. In the event an insurable event occurs, the Indemnified Party will be indemnified promptly as agreed hereto regardless of whether BlackBerry has received the insurance proceeds. 8. Income Tax Should any payment made pursuant to this Agreement (including, without limitation, an amount paid or payable on account of insurance premiums or made by an insurer under insurance purchased or maintained pursuant to Section 7 and any amount paid pursuant to this Section 8) constitute a taxable benefit under the tax laws of any jurisdiction or otherwise be or become subject to any tax or levy or any taxing authority so alleges, then BlackBerry shall hold the Indemnified Party harmless from any such tax or levy and pay such greater amount as may be necessary to ensure that the amount received by or on behalf of the Indemnified Party, after the payment of or withholding for such tax or levy (together with any interest and penalties thereon not arising from the Indemnified Party's gross negligence), is equal to the amount of the actual cost, expense or liability incurred by or on behalf of the Indemnified Party, such that this Agreement shall serve to indemnify the Indemnified Party against liability for any and all such taxes and levies. BlackBerry shall also reimburse the Indemnified Party, on a similar after tax basis, for any reasonable Costs incurred by the Indemnified Party in connection with any payment to which this Section 8 relates or the enforcement by the Indemnified Party of the

- 7 - Indemnified Party's rights under this Section 8. The amount of any payment hereunder shall be determined without regard to any deductions, credits offsets or similar amounts or adjustments available to the Indemnified Party in computing income, taxable income, tax payable or other relevant amounts (except to the extent arising from payments under this Section 8). For clarity, the Indemnified Party shall not be obliged to contest any claim that any tax, other levy, penalty or interest to which this Section 8 applies is owing, and the Indemnified Party's rights under this Section 8 are not dependent on the validity of any such claim. 9. Notice of Proceedings and Procedure for Making a Claim (a) If a Party becomes aware of any Proceeding or reasonably expects that a Proceeding will arise, such Party shall give notice in writing as soon as reasonably practicable to the other Party of such Proceeding or potential Proceeding and provide copies of any documents served on the Party in connection with a Proceeding or any other relevant documents in such Party's possession, provided, however, that a failure of the Indemnified Party to give notice in a timely fashion shall not disentitle the Indemnified Party to the right to indemnity under this Agreement except to the extent BlackBerry suffers prejudice by reason of such delay. (b) If the Indemnified Party wishes to make any claim for payment by BlackBerry hereunder, the Indemnified Party shall deliver a written notice of such claim for payment to BlackBerry, together with reasonable details and supporting documentation with respect to such claim (such written notice referred to herein as an "Indemnification Notice"). Subject to the provisions of this Agreement, BlackBerry shall pay all amounts claimed in the Indemnification Notice to the Indemnified Party no later than five (5) business days after the date on which the Indemnified Party delivers the Indemnification Notice to BlackBerry. If BlackBerry disputes the Indemnified Party's entitlement to receive some or the entire amount claimed in an Indemnification Notice, BlackBerry shall pay the entire amount to Indemnified Party as provided in this Section 9 notwithstanding such dispute, and such dispute shall be resolved in accordance with Sections 14(b) and 26. 10. Defence of Proceeding (a) Upon receipt of notice of the Proceeding, and subject to Section 10(c), BlackBerry (or its insurer(s)) shall at its expense and in a timely manner contest and defend the Indemnified Party against any Proceeding and take all such steps as may be necessary or proper therein to prevent the resolution thereof in a manner adverse to the Indemnified Party, including the taking of such appeals as counsel to BlackBerry (or its insurer(s)) may advise are likely to succeed in the circumstances. In this regard, BlackBerry will keep the Indemnified Party fully informed on a timely basis of all steps and developments relating to the foregoing, and shall not agree to any settlement on the Indemnified Party's behalf except as permitted in Section 12.

- 8 - (b) Notwithstanding Section 10(a) hereof, the Indemnified Party will be entitled to assume carriage of his or her own defence relating to any Proceeding (and, subject to the provisions of this Agreement and a majority of a disinterested quorum of the board of directors of BlackBerry (or independent outside legal counsel if such quorum is not obtainable) determining that the Indemnified Party has satisfied the Indemnification Conditions, BlackBerry shall indemnify the Indemnified Party for the full amount of any Costs he or she incurs in connection with such defence) if: (i) BlackBerry (or its insurer(s)) does not in a timely manner: (A) undertake appropriate action in respect to an Indemnification Notice delivered pursuant to Section 9; or (B) take such legal steps as may be from time to time required to properly defend against any such Proceeding; (ii) the Indemnified Party is entitled to retain separate counsel pursuant to Section 11; or (iii) the Proceeding is initiated by BlackBerry or any of its subsidiaries. (c) BlackBerry's obligations under Section 10(a) and Section 10(b) shall be subject to the Indemnified Party having provided an undertaking to BlackBerry to promptly repay all amounts paid by BlackBerry pursuant to this Section 10 and Section 3 if a court of competent jurisdiction ultimately determines in a final judgment that is or has become non-appealable that the Indemnified Party had not met the Indemnification Conditions. 11. Separate Counsel (a) If the Indemnified Party is named as a party to or a witness in any Proceeding, or if the Indemnified Party is questioned or if any of the Indemnified Party's actions, omissions or activities are in any way investigated, reviewed or examined in connection with or in anticipation of any actual or potential Proceeding, the Indemnified Party is entitled to retain separate counsel of the Indemnified Party's choosing (but not more than one law firm plus, if applicable, such other local counsel, in respect of any particular Proceeding), which counsel will be independent of BlackBerry and in addition to any counsel retained by BlackBerry and/or its board of directors, to act on the Indemnified Party's behalf at BlackBerry's expense to provide an initial assessment of the appropriate course of action for the Indemnified Party; and (b) the Indemnified Party will be entitled to continued representation by independent counsel at BlackBerry's expense beyond the initial assessment if, in the reasonable opinion of the Indemnified Party's counsel (which opinion shall be in writing and a copy thereof provided to BlackBerry), there is a conflict of interest between BlackBerry and the Indemnified Party or another relevant, material fact

- 9 - or circumstance that would make the representation of both parties by the same counsel inappropriate due to actual or potential differing interests between them (including the availability of different or additional defenses). In the event that a conflict of interest between BlackBerry and the Indemnified Party arises at anytime thereafter, the Indemnified Party shall be entitled to continued representation by independent counsel in accordance with the preceding sentence of this Section 11(b). 12. Settlement of a Proceeding BlackBerry and the Indemnified Party will act reasonably in pursuing the settlement of any Proceeding. Accordingly, the Parties agree as follows: (a) If BlackBerry has indicated, in writing, that BlackBerry will not indemnify the Indemnified Party or make the advances contemplated in Section 4 in each case in accordance with this Agreement, and BlackBerry's insurer(s) have indicated, in writing, that the insurance purchased or maintained by BlackBerry pursuant to Section 7 will not apply to or cover the Proceeding, then the Indemnified Party may, without the prior written consent of BlackBerry, make an admission of liability or effect any settlement of a Proceeding that BlackBerry is or could have been a party, without BlackBerry's prior written consent; (b) BlackBerry shall not, without the prior written consent of the Indemnified Party, make an admission of liability or effect any settlement of a Proceeding that the Indemnified Party is or could have been a party except in connection with a settlement that solely involves the payment of money and includes a complete and unconditional release of the Indemnified Party from all Costs that are the subject matter of such Proceeding; and (c) neither BlackBerry nor the Indemnified Party shall unreasonably withhold its, his or her consent to any proposed settlement; provided, that the Indemnified Party may withhold consent to any settlement that does not provide a complete and unconditional release of the Indemnified Party. 13. Obligations of BlackBerry Absolute The obligations of BlackBerry under this Agreement are absolute and unconditional and shall not be released, discharged or reduced, and the rights of the Indemnified Party hereunder shall not be prejudiced or impaired, by any neglect, delay or forbearance in demanding, requiring or enforcing payment or performance by BlackBerry of any of its obligations hereunder or by granting any extensions of time for such performance or by waiving any performance (except as to any particular performance which has been waived), or by permitting or consenting to any assignment in bankruptcy, receivership, insolvency or any other creditor's proceedings of or against BlackBerry or by the winding-up or dissolution of BlackBerry or any other event or occurrence which would or might otherwise have the effect at law of terminating the obligations of BlackBerry under this Agreement.

- 10 - 14. Court Approval; Dispute Resolution (a) BlackBerry shall use its best efforts to obtain any approval of a court required by law for the indemnification of the Indemnified Party in accordance with the terms and conditions of this Agreement; provided that "best efforts" requires only that BlackBerry promptly and diligently consider and pursue all practicable means to obtain such approval. (b) In the event of a dispute under this Agreement, BlackBerry may apply to a court of competent jurisdiction for a determination of the matter in dispute on its own initiative and shall so apply as soon as practicable under the circumstances after receiving a written request from the Indemnified Party to do so. (c) BlackBerry shall indemnify the Indemnified Party against all Costs that are incurred by the Indemnified Party in connection with any action brought by the Indemnified Party, BlackBerry or a third party to determine the Indemnified Party's rights under this Agreement or any insurance purchased or maintained by BlackBerry pursuant to Section 7, but only to the extent that the Indemnified Party is ultimately determined to be entitled to such rights (including without limitation indemnification) or insurance recovery, as the case may be. 15. BlackBerry and Indemnified Party to Co-operate BlackBerry and the Indemnified Party shall from time to time provide such information and co-operate with the other as the other may reasonably request in respect of all matters under the Agreement, provided that the Indemnified Party will not be required to cooperate to the extent that the Indemnified Party assumes carriage of his or her defence of a Proceeding pursuant to Section 10(b). 16. Former Directors and Officers The Indemnified Party shall continue to be entitled to indemnification hereunder, even though the Indemnified Party may no longer be acting as a director or officer of BlackBerry or an Associated Entity. 17. Subrogation In the event of a payment by BlackBerry under this Agreement, (a) BlackBerry shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, and (b) the Indemnified Party shall execute all documents and other instruments reasonably requested by BlackBerry and do all other acts and things that may by reasonably necessary of the part of the Indemnified Party to secure such rights, including the execution of documents and instruments necessary or desirable to enable BlackBerry to enforce such rights. 18. Notices All notices, requests, consents and other communications hereunder to any Party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by

- 11 - facsimile, overnight courier or email. All notices required or permitted hereunder shall be deemed effectively given: (i) upon personal delivery to the Party to be notified, (ii) when sent by facsimile or email if sent during normal business hours of the recipient, if not, then on the next business day; or (ii) one business day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All deliveries required or permitted hereunder shall be deemed effectively made: (i) upon personal delivery to the Party receiving the delivery; (ii) one business day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iii) upon receipt of delivery in accordance with instructions given by the party receiving the delivery. The address for each of the Parties shall be as follows: (a) if to the Indemnified Party, at: [insert name] c/o BlackBerry Limited 2200 University Avenue East Waterloo, Ontario, Canada N2K 0A7 Email: [insert BlackBerry email] (b) if to BlackBerry, at: BlackBerry Limited 2200 University Avenue East Waterloo, Ontario, Canada N2K 0A7 Fax: (519) 883-4995 Attention: Corporate Secretary or to such other address as each Party may from time to time notify the other of in writing. 19. Severability If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing such provisions held to be invalid, illegal or unenforceable, that are not of themselves in whole invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest possible extent, the provisions of this Agreement (including, without limitations, all portions of any paragraphs of this Agreement containing any such

- 12 - provisions held to be invalid, illegal or unenforceable, that are not of themselves in whole invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision which is held to be invalid, illegal or unenforceable. 20. Partial Indemnification If the Indemnified Party is entitled under any provision of this Agreement to indemnification by BlackBerry for some or a portion of the Costs in respect of a Proceeding, but not for the total amount of such Costs, BlackBerry shall indemnify the Indemnified Party for the portion of such Costs to which the Indemnified Party is entitled. 21. Assignment and Enurement The Indemnified Party may not assign this Agreement or any rights or obligations under this Agreement without the prior written consent of BlackBerry. This Agreement and the duties and obligations of BlackBerry under this Agreement shall enure to the benefit of and be binding upon, and enforceable by the Indemnified Party and the Indemnified Party's heirs, estate, executors, administrators and legal representatives against, BlackBerry and its successors and assigns, including any corporation with which BlackBerry is merged or amalgamated. 22. Effective Date Notwithstanding the date of execution of this Agreement, the terms and provisions hereof shall be effective, binding upon, and enforceable by the Parties as of and from the date on which the Indemnified Party was first appointed or elected a director or officer of BlackBerry or an Associated Entity, as the case may be. 23. Non-Exclusivity The indemnity provided by this Agreement shall be in addition to any other rights to which the Indemnified Party may be entitled under any provision of the Act or otherwise at law, the Articles of Incorporation or By-law of BlackBerry or, as the case may be, the articles of incorporation, by-laws or other constating documents of any Associated Entity, any vote of shareholders of BlackBerry or an Associated Entity, or otherwise, as to matters arising out of the Indemnified Party's position as a director, officer, employee, agent, fiduciary, partner, or trustee of BlackBerry or an Associated Entity and shall continue after the Indemnified Party ceases to act in such role. To the extent that a change in the Act, the By-law or other applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles of Incorporation or By-law and this Agreement, it is the intent that the Indemnified Party shall enjoy by this Agreement the greater benefits so afforded by such change. The Indemnified Party's rights under this Agreement shall not be diminished by any future provision of or amendment to BlackBerry's By-Law or Articles of Incorporation except as otherwise required by law. BlackBerry shall not be liable under this Agreement to make any payment in connection with any Proceeding against the Indemnified Person to the extent the Indemnified Person has otherwise actually received payment (under any insurance purchased and maintained by

- 13 - BlackBerry pursuant to Section 7, provision of the Articles of Incorporation or By-laws or otherwise) of the Costs otherwise indemnifiable hereunder. 24. Modification and Waiver No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both Parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. 25. Entire Agreement This Agreement together with BlackBerry's By-law as of the date hereof constitutes the entire agreement between the Parties and sets out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the Parties pertaining to the subject matter of this Agreement. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, oral or written, between BlackBerry and the Indemnified Party pertaining to the subject matter of this Agreement. There are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and BlackBerry's By-law. 26. Choice of Law This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The Parties hereby irrevocably submit and attorn to the exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of or relating to this Agreement. The Parties hereby waive any objection they may have to the venue being in such courts including, without limitation, any claim that such venue is an inconvenient forum. 27. Independent Legal Advice The Indemnified Party acknowledges that the Indemnified Party has been advised to obtain independent legal advice with respect to entering into this Agreement, that he or she has obtained such independent legal advice or has declined to seek such advice, and that the Indemnified Party is entering into this Agreement with full knowledge of the contents hereof, of the Indemnified Party's own free will and with full capacity and authority to do so. 28. Term This Agreement shall survive until the later of (a) 10 years after the Indemnified Party has ceased to act as a director or officer of BlackBerry or an Associated Entity, as the case may be, and (b) one year after the final termination of all Proceedings commenced prior to the expiration of such 10-year period with respect to which the Indemnified Party is entitled to claim indemnification hereunder.

- 14 - 29. Time of the Essence Time is of the essence in this Agreement. 30. Execution and Delivery This Agreement may be executed by the Parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles together shall constitute one and the same Agreement. IN WITNESS WHEREOF the Parties have executed this Agreement on the date first above mentioned. BLACKBERRY LIMITED By: ______________________________ Steve Rai, CFO ____________________________________ Name: